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                                                                 Exhibit 16.1

February 26, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated February 20, 2002 of Paxar Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
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    Arthur Andersen LLP

cc: Mr. Jack Plaxe, CFO, Paxar Corporation